Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Class A Common Stock of Alta Mesa Resources, Inc. beneficially owned by each of them of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 20th day of February, 2018.

SILVER RUN SPONSOR II, LLC

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Managing Director

RIVERSTONE VI SR II HOLDINGS, L.P.
By: Riverstone Energy VI Holdings GP, LLC, its general partner

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Managing Director

RIVERSTONE AMR PARTNERS, L.P.
By: Riverstone Energy Partners VI, L.P., its general partner
By: Riverstone Energy GP VI, LLC, its general partner

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Managing Director

RIVERSTONE AMR PARTNERS-U, LLC
By: Riverstone Energy Partners VI, L.P., its manager
By: Riverstone Energy GP VI, LLC, its general partner

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Managing Director

RIVERSTONE AMR PARTNERS-T, L.P.
By: Riverstone Energy Partners VI (Non-U.S.), LLC, its general partner
By: Riverstone Energy GP VI, LLC, its sole member

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Managing Director

RIVERSTONE ENERGY PARTNERS VI (NON-US), LLC
By: Riverstone Energy GP VI, LLC, its sole member

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Managing Director

RIVERSTONE ENERGY VI HOLDINGS GP, LLC

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Managing Director

RIVERSTONE ENERGY PARTNERS VI, L.P.
By: Riverstone Energy GP VI, LLC, its general partner

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Managing Director

RIVERSTONE ENERGY GP VI, LLC

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Managing Director

RIVERSTONE ENERGY GP VI CORP

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Vice President

RIVERSTONE HOLDINGS LLC

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Authorized Person

RIVERSTONE/GOWER MGMT CO HOLDINGS, L.P.
By: Riverstone Management Group, L.L.C., its general partner

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Manager

RIVERSTONE MANAGEMENT GROUP, L.L.C.

By:	/s/ Thomas J. Walker
Name:	Thomas J. Walker
Title:	Manager

/s/ Thomas J. Walker, attorney-in-fact
David M. Leuschen

/s/ Thomas J. Walker, attorney-in-fact
Pierre F. Lapeyre, Jr.